                         NORTHSTAR ADVANTAGE INCOME FUND
                           Prospectus Supplement dated
                         November 15, 1995 to Prospectus
                             dated November 1, 1995

At a Meeting held on October 31, 1995, the Trustees of the Northstar Advantage Income Fund approved an amendment to the Fund's investment policy relating to investments in high yield-high risk fixed income securities. Effective herewith, the limit on the percentage of the Fund's assets that may be invested in such securities has been increased to 25%. Please refer to page 27 of the Prospectus for a description of the risks associated with investing in high yield-high risk securities.